CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) - USD ($)	3 Months Ended
	Mar. 31, 2022	Mar. 31, 2021
Income Statement [Abstract]
Revenue, net	$ 1,281	$ 193,376
Cost of revenue	0	(34,371)
Gross profit	1,281	159,005
Operating expenses:
General and administrative expenses	(71,733)	(38,853)
Professional fee	(19,000)	0
Total operating expenses	(90,733)	(38,853)
(LOSS) INCOME BEFORE INCOME TAXES	(89,452)	120,152
Income tax expense	0	(12,840)
NET (LOSS) INCOME	(89,452)	107,312
Other comprehensive (loss) income:
Foreign currency translation (loss) gain	(4,417)	(13,766)
COMPREHENSIVE (LOSS) INCOME	$ (93,869)	$ 93,546
Net (loss) income per share
Basic	$ (0.00)	$ 0.00
Diluted	$ (0.00)	$ 0.00
Weighted average shares outstanding
Basic	28,210,000	28,110,000
Diluted	28,210,000	28,110,000